May 2, 2017

Strategic Funds, Inc.
-Dreyfus U.S. Equity Fund

(Class A, C, I and Y shares)

Supplement to Statutory Prospectus dated March 31, 2017

The following information supersedes any contrary information contained in the prospectus.

Prior to June 5, 2017, the fund was closed to new investors.  Effective June 5, 2017, the fund will be re-opened to new investors without any of the restrictions described in "Shareholder Guide – Buying and Selling Shares – Closed to New Investors."

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